Impact of Covid-19	12 Months Ended
Jun. 30, 2022
Disclosure of impact of covid nineteen [abstract]
Impact of Covid-19

NOTE 33: IMPACT OF COVID-19

The Board and Management have considered the impact of COVID-19 on the Company’s operations and financial performance. Overall, operations for the year ended June 30, 2022 have not been materially affected by the COVID-19 pandemic.

The clinical trials for PTSD and SAD started in US during July 2021 and January 2022, respectively and to date have not been materially affected by the COVID-19 pandemic except for postponing screening and enrolment of potential participants into the trial. However, there may be disruptions caused by COVID-19 pandemic that may result in increased costs and delays in completing the PTSD and SAD clinical trials. The Company is working closely with its clinical partners and has taken the necessary steps to allow for adjustments in the clinical trials protocol should they be required due to restrictions that may be imposed during the COVID-19 pandemic.

The Company cannot predict the scope and severity of any further disruptions as a result of COVID-19 or its impact on the business. Unforeseen disruptions to the business or any of the third parties we use, including the collaborators, contract organisations, manufacturers, suppliers, clinical trial sites, and regulators could materially and negatively impact our ability to conduct business in the manner and on the timelines presently planned. The extent to which

COVID-19 pandemic may continue to impact the business and financial performance will depend on future developments, which are highly uncertain and cannot be predicted with confidence. Currently, the Company is unable to determine the extent of the impact of the pandemic on the clinical trials, operations and financial performance going forward. These developments are highly uncertain and unpredictable and may materially adversely affect the Company’s future operating results and financial position.